Taxation (Details) - Schedule of taxation - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Group
Current year tax (credit)	$ (3,255)	$ (1,546)	$ (661)
Adjustments due to prior periods	(15)	(661)	(28)
Total tax (credit) for the period	(3,240)	(2,207)	(689)
The tax charge for the year is different from the standard rate of corporation tax in the United Kingdom of 19%. The difference can be reconciled as follows:
Loss before taxation	(26,657)	(28,337)	(10,013)
Loss charged at standard rate of corporation tax 19%	(5,065)	(5,384)	(1,903)
Movement in unrecognized deferred tax	1,722	1,316	(241)
Expenses not deductible for taxation	1,550	4,986	1,727
Adjustments due to prior periods	(15)	(661)	(28)
Research and development claim	(1,401)	(665)	(285)
Income not taxable for tax purposes	(61)	(1,741)
Consolidation adjustment in relation to foreign exchange movements		(58)	(41)
Income tax expense (benefit)	$ (3,313)	$ (2,207)	$ (689)